EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Amended Current Report of Dreyer's Grand Ice Cream, Inc. (the "Company") on Form 8-K/A as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy F. Kahn, Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                /s/   Timothy F. Kahn
                            ----------------------------------------------------
                               Timothy F. Kahn
                               Vice President of Finance and Administration
                                and Chief Financial Officer
                               February 4, 2003